                                                                     EXHIBIT 1.1


                                  $125,000,000

                      SOUTHERN PACIFIC FUNDING CORPORATION

                           ___% SENIOR NOTES DUE 2004

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                October __, 1997


DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MONTGOMERY SECURITIES
SMITH BARNEY INC.
 As representatives of the several Underwriters named in Schedule I hereto
  c/o Donaldson, Lufkin & Jenrette Securities Corporation
    277 Park Avenue
    New York, New York 10172

Dear Sirs:

     Southern Pacific Funding Corporation, a California corporation (the "Company"), proposes to issue and sell $125,000,000 principal amount of its __% Senior Notes Due 2004 (the "Notes") to the several underwriters named in
Schedule I hereto (the "Underwriters"). The Notes are to be fully and unconditionally guaranteed (the "Guarantees," and, together with the Notes, the "Securities"), on a joint and several basis by each subsidiary of the Company set forth on Schedule II hereto (the "Guarantors," and, together with the Company, the "Registrants"). The Securities are to be issued pursuant to the provisions of an Indenture to be dated as of October __, 1997 (the "Indenture") between the Registrants and __________, as Trustee (the "Trustee").

          Section 1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and

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regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-3 (No. 333-35747), including a prospectus, relating to the Securities. The registration statement, as amended at the time it became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is hereinafter referred to as the "Registration Statement"; and the prospectus in the form first used to confirm sales of Securities is hereinafter referred to as the "Prospectus" (including, in the case of all references to the Registration Statement or the Prospectus, documents incorporated therein by reference). If the Registrants have filed or are required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Act registering additional Securities (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The terms "supplement" and "amendment" or "amend" as used in this Agreement with respect to the Registration Statement or the Prospectus shall include all documents subsequently filed by the Registrants with the Commission pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference in the Prospectus.

          Section 2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Registrants agree to issue and sell, and each Underwriter agrees, severally and not jointly, to purchase from the Registrants the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto at a price equal to ____% of the principal amount thereof (the "Purchase Price").

          The Company hereby confirms its engagement of Smith Barney, Inc. ("Smith Barney") as, and Smith Barney hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter," within the meaning of Section (b)(15) of Rule 2720 of the National Association of Securities Dealers, Inc. (the "NASD") with respect to the offering and sale of the Securities. Smith Barney, solely in its capacity as the qualified independent underwriter and not otherwise, is referred to herein as the "QIU". As compensation for the services of the QIU hereunder, the Registrants agree to pay the QIU a fee of $5,000 on the Closing Date, plus expenses of the QIU in accordance with Section 5(j) hereof. The Registrants agree that the yield at which the Securities will be sold to the public will be no lower than the yield (as defined below) recommended by Smith Barney acting as the QIU.

          Section 3. Terms of Public Offering. The Registrants are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Securities as soon after the execution and delivery of this Agreement as in your judgment is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

          Section 4. Delivery and Payment. Delivery to the Underwriters of and payment for the Securities shall be made at 9:00 A.M., New York City time, on October __,

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1997 (the "Closing Date") at such place as you shall designate.   The Closing
Date and the location of delivery of and payment for the Securities may be varied by agreement between you and the Registrants.

          Certificates for the Securities shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date. Certificates in definitive form evidencing the Securities will be delivered to you on the Closing Date with any transfer taxes thereon duly paid by the Registrants, for the respective accounts of the several Underwriters, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City.

          Section 5. Agreements of the Registrants. The Registrants agrees with you:

          (a) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, (iii) when any amendment to the Registration Statement becomes effective, (iv) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and (v) of the happening of any event during the period referred to in Section 5(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Registrants will use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish to you four signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated therein by reference, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits but including documents included therein by reference, as you may reasonably request.

          (c) To prepare the Prospectus, the form and substance of which shall be satisfactory to you, and to file the Prospectus in such form with the Commission within the applicable period specified in Rule 424(b) under the Act; during the period specified in Section 5(d) below, not to file any further amendment to the Registration Statement and not to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object after being so advised; and, during

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such period, to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause any such amendment to the Registration Statement to become promptly effective.

          (d) Prior to 10:00 A.M., New York City time, on the first business day after the date of this Agreement and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish in New York City to each Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) and any documents incorporated therein by reference as such Underwriter or dealer may reasonably request.

          (e) If during the period specified in Section 5(d), any event shall occur or condition shall exist as a result of which, in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to each Underwriter and to any dealer as many copies thereof as such Underwriter or dealer may reasonably request.

          (f) Prior to any public offering of the Securities, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such registration or qualification in effect so long as required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Prospectus, the Registration Statement, any preliminary prospectus or the offering or sale of the Securities, in any jurisdiction in which it is not now so subject.

          (g) To mail and make generally available to its security holders as soon as practicable a consolidated earnings statement covering the twelve-month period ending December 31, 1998 that shall satisfy the provisions of Section 11(a) and Rule 158 of the Act, and to advise you in writing when such statement has been so made available.

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          (h)  So long as the Securities are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

          (i) So long as the Securities are outstanding, to furnish to you as soon as available copies of all reports or other communications furnished to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

          (j) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Registrants' counsel and the Registrants' accountants in connection with the registration and delivery of the Securities under the Act and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Registration Statement (including financial statements and exhibits), any preliminary prospectus, the Prospectus and all amendments and supplements to any of the foregoing, including the mailing and delivering of copies thereof to the Underwriters and dealers in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Securities, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any Preliminary and Supplemental Blue Sky Memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Underwriters in connection with such registration or qualification and memoranda relating thereto), (v) the filing fees and disbursements of counsel for the Underwriters in connection with the review and clearance of the offering of the Securities by the NASD, (vi) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Securities, (vii) the cost of printing certificates representing the Securities,
(viii) the costs and charges of

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any transfer agent, registrar and/or depositary (including the Depository Trust
Company), (ix) the fees and expenses of the QIU (including the fees and disbursements of counsel to the QIU), (x) any fees charged by rating agencies for the rating of the Notes, (xi) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Securities and (xii) all other costs and expenses incident to the performance of the obligations of the Registrants hereunder for which provision is not otherwise made in this Section.

          (k) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation.

          (l) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

          (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Registrants prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

          (n) If the Registration Statement at the time of the effectiveness of this Agreement does not cover all of the Securities, to file a Rule 462(b) Registration Statement with the Commission registering the Securities not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(a) under the Act.

          Section 6. Representations and Warranties of the Registrants. The Registrants, jointly and severally, represent and warrant to each Underwriter that:

          (a) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Registrants after the effectiveness of this Agreement); any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act; (ii) the Registration Statement (other

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than any Rule 462(b) Registration Statement to be filed by the Registrants after the effectiveness of this Agreement), when it became effective, did not contain and, as amended, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement (other than any Rule 462(b) Registration Statement to be filed by the Registrants after the effectiveness of this Agreement) and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, (iv) if the Registrants are required to file a Rule
462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto, when they become effective (A) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) will comply in all material respects with the Act and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (b) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

          (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (c) shall not apply to statements in or omissions from the Registration Statement or the Prospectus (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

          (d) Each of the Company and its subsidiaries has been duly organized, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

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          (e)  All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus.

          (f) Except as set forth on Schedule 6(f), all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien").

          (g) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been duly authorized, executed and delivered by the Registrants and is a valid and binding agreement of the Registrants, enforceable in accordance with its terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

          (h) The Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Notes have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, the Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. The Notes rank and will rank on parity with all unsubordinated indebtedness of the Company that is outstanding on the date hereof or that may be incurred hereafter and senior to all other indebtedness of the Company that is outstanding on the date hereof and that may be incurred hereafter, other than as disclosed in the Prospectus.

          (i) The Guarantees have been duly authorized by each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by each of the Guarantors. When the Guarantees have been executed in accordance with the provisions of the Indenture and delivered in accordance with their respective terms, the Guarantees will be entitled to the benefits of the Indenture and will be a valid and binding obligation of the Guarantors, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. The Guarantees rank and will rank on parity with all unsubordinated indebtedness of the applicable Guarantor that is outstanding on the date hereof or that may be incurred hereafter and senior to all other

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indebtedness of the applicable Guarantor that is outstanding on the date hereof and that may be incurred hereafter, other than as disclosed in the Prospectus.

          (j) The Pledge Agreement, dated as of the Closing Date, between the Company and the Trustee (the "Pledge Agreement") has been duly authorized and will have been validly executed and delivered by the Company. When the Pledge Agreement has been validly executed and delivered by the Company, it will be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability;

          (k) Neither the Company nor any of its subsidiaries is in breach or violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound, or any order of any court or governmental agency, body or official having jurisdiction over the Company or any of its subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative regulation or decree or court decree applicable to the Company or any of its subsidiaries, or any of their respective assets or properties.

          (l) The execution, delivery and performance of this Agreement, the Indenture and the Securities by the Registrants, the compliance by the Registrants with all the provisions hereof and thereof and necessary in connection with the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body, agency or official (except such as may be required under the securities or Blue Sky laws or regulations of the various states, the TIA or the by-laws and rules of the
NASD), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or any of their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound or (v) result in the suspension, termination or revocation of any Authorization (as defined below) of the

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Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization.

          (m) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described; nor are there any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required.

          (n) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (p) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the

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rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

          (q) Each of the Registrants has full corporate power and authority to enter into the Indenture and this Agreement, and to authorize, execute and cause the Securities to be authenticated, issued and delivered. This Agreement has been duly authorized, executed and delivered by each of the Registrants.

          (r) KPMG Peat Marwick LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

          (s) The consolidated financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement thereto), together with related schedules and notes, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the supporting schedules, if any, included in the Registration Statement present fairly in accordance with generally accepted accounting principles the information required to be stated therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No other financial statements or schedules of the Company are required by the Act or the Rules and Regulations to be included in the Registration Statement or the Prospectus.

          (t) The Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets in compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (u) The pro forma financial statements of the Company and its subsidiaries and the related notes thereto set forth in the Registration Statement and the Prospectus (and any supplement or amendment thereto) have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries, give effect to the assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Registration Statement and the Prospectus. Such pro forma financial statements have been prepared in accordance with the applicable requirements of Rule 11-02 of Regulation S-X promulgated by the Commission. The other pro forma financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any supplement or amendment thereto) are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

          (v) None of the Registrants are and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, none of the Registrants will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (w) Other than rights granted to Imperial Credit Industries, Inc. ("ICII") pursuant to that certain Registration Rights Agreement, dated as of October 17, 1996 between the Company and ICII, there are no contracts, agreements or understandings between any of the Registrants and any person granting such person the right to require any of the Registrants to file a registration statement under the Act with respect to any securities of the Company or any of its subsidiaries or to require the Registrants to include such securities with the Securities registered pursuant to the Registration Statement. Notwithstanding the foregoing sentence, ICII shall not have the right to register Securities or to arrange for the registration of Securities under this Registration Statement.

          (x) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company.

          (y) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

          (z) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

          (aa) Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

          (ab) Each of the Registrants has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material to the business of the Registrants taken as a whole. Each of the Registrants has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such properties by the Registrants.

          (ac) Neither the Registrants nor any of their directors, officers or controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted stabilization or manipulation of the price of any security of the Registrants to facilitate the sale or resale of the Securities.

          (ad) Neither the Company nor, to the Company's knowledge, any employee or agent of the Company, has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state government officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

          (ae) The Company is insured by insurers of recognized financial responsibility or self-insured against such losses and risks and in such amounts including, without limitation, those losses and risks typically covered by general liability, workers compensation and errors and omissions policies; the Company has not been refused any insurance coverage sought or applied for; and the Company does not have any reason to believe that it will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers or continue to be self-insured as may be necessary to continue its business at a cost that would not materially adversely affect the business, properties, condition (financial or otherwise) or results of operations of the Company.

          (af) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure to so file would not have a material adverse effect on the Company) and has paid all taxes that it believes in good faith were required to be paid by it or any other assessment, fine or penalty against it, to the extent that any of the foregoing is due and payable, except for such assessment, fine or penalty that is currently being contested in good faith or as described in the Prospectus.

          (ag) There are not material outstanding loans or advances or material guarantees of indebtedness by the Company to or for the benefit of any of the Company's officers or any members of the families of any of them except as otherwise disclosed in the Prospectus.

          (ah) The information regarding loan originations and purchases, loan sales and securitizations, delinquencies and real estate owned, compliance with federal, state and local rules and regulations governing the business and operations of the Company and the contracting of service rights contained in the Prospectus does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (ai) The Registrants are not involved in any material labor dispute nor, to the knowledge of the Registrants, is any such dispute threatened.

          Section 7.  Indemnification.   (a) Each Registrant, jointly and
severally, agrees to indemnify and hold harmless each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished in writing to the Company by such Underwriter through you expressly for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Registrants, their respective directors, their respective officers who sign the Registration Statement and each person, if any, who controls the Registrants within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Registrants to such Underwriter, but only with reference to claims and actions based on information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus, as applicable. In case any action or proceeding (including any governmental investigation) shall be brought or asserted against the

Registrants, any of their respective directors, any of their respective officers who sign the Registration Statement and each person, if any, who controls the Registrants based on the Registration Statement, the Prospectus or any preliminary prospectus in respect of which indemnity is sought against any Underwriter pursuant to the foregoing sentence, the Underwriter shall have the rights and duties given to the Registrants (except that if the Company shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Registrants, their respective directors, their respective officers who sign the Registration Statements and each such controlling person shall have the rights and duties as provided in Section 6(a) above to each Underwriter, its directors, its officers and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act.

          (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to either Section 7(a) or 7(b) above (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 7(a) and 7(b) hereof, the Underwriter shall not be required to assume the defense of such action pursuant to this Section 7(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the
expense of such Underwriter).   Any Indemnified Party shall have the right to
employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party).

          In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of parties indemnified pursuant to Section 7(a) above, and by the Company, in the case of parties indemnified pursuant to Section 7(b) above. The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than twenty business days after the Indemnifying Party shall have received a request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request.

          No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Indemnified Party.

          (d) To the extent the indemnification provided for in this Section 7 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrants on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 7(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 7(d)(i) above but also the relative fault of the Registrants on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Registrants on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Registrants, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Registrants on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrants or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Registrants and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts and commissions received by it with respect to the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7(d) are several in proportion to the respective principal amount of Securities purchased by each of the Underwriters hereunder and not joint.

          (e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

          Section 8. Indemnification of QIU. In addition to the indemnification provided to Smith Barney Inc. ("Smith Barney") in its capacity as an Underwriter pursuant to Section 7 above, Smith Barney shall also have the following indemnifications provided to it in its capacity as QIU: (a) Each of the Registrants agrees, jointly and severally, to indemnify and hold harmless the QIU, its directors, its officers and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) related to, based upon or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the QIU's activities as QIU under its engagement pursuant to Section 2 hereof, except in the case of this clause (ii) insofar as any such losses, claims, damages, liabilities or judgments are found in a final judgment by a court of competent jurisdiction, not subject to further appeal, to have resulted solely from the willful misconduct or gross negligence of the QIU.

          (b) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) above (the "QIU Indemnified Party"), the QIU Indemnified Party shall promptly notify the Registrants in writing and the Registrants shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the QIU Indemnified Party and the payment of all fees and expenses of such counsel, as incurred. Any QIU Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the QIU Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by any of the Registrants, (ii) the Registrants shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the QIU Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the QIU Indemnified Party and any of the Registrants, and the QIU Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Registrants (in which case the Registrants shall not have the right to assume the defense of such action on behalf of the QIU Indemnified Party). In any such case, the Registrants shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all QIU Indemnified Parties, which firm shall be designated by the QIU, and all such fees and expenses shall be reimbursed as they are incurred. The Registrants shall indemnify and hold harmless the QIU Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty business days after the Registrants shall have received a request from the QIU Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Registrants) and, prior to the date of such settlement, the Registrants shall
have failed to comply with such reimbursement request.   The Registrants shall
not, without the prior written consent of the QIU Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the QIU Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the QIU Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the QIU Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the QIU Indemnified Party.

          (c) To the extent the indemnification provided for in this Section 8 is unavailable to a QIU Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to herein, then the Registrants, in lieu of indemnifying such QIU Indemnified Party, shall contribute to the amount paid or payable by such QIU Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Registrants on the one hand and the QIU on the other hand (referred to in the second paragraph of Section 2 hereof) from the offering of the Securities or (ii) if the allocation provided by clause 8(c)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(c)(i) above but also the relative fault of the Registrants on the one hand and the QIU on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Registrants on the one hand and the QIU on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Registrants as set forth in the table on the cover page of the Prospectus, and the fee received by the QIU pursuant to the second paragraph of Section 2 hereof, bear to the sum of such total net proceeds and such fee. The relative fault of the Registrants on the one hand and the QIU on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Registrants or the QIU and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and whether the QIU's activities as QIU under its engagement pursuant to the second paragraph of Section 2 hereof involved any willful misconduct or gross negligence on the part of the QIU.

          The Registrants and the QIU agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by a QIU Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such QIU Indemnified Party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this
Section 8, the QIU shall not be required to contribute any amount in excess of the amount by which the total fee received by the QIU pursuant to the second paragraph of Section 2 hereof exceeds the amount of any damages which such QIU has otherwise been required to pay by reason of such untrue or alleged untrue
statement or omission or alleged omission.   No person guilty of fraudulent
misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any QIU Indemnified Party at law or in equity.

          Section 9. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions.

          (a) All the representations and warranties of the Registrants contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) If the Registrants are required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement shall have become effective prior to 10:00 P.M., New York City time, on the date of this Agreement; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Securities than that on which the Securities were marketed.

          (d) You shall have received on the Closing Date a certificate dated the Closing Date, signed by _______________ and _______________, in their capacities as the _______________ and _______________ of each of the
Registrants, confirming the matters set forth in Sections 6(y), 9(a), 9(b) and 9(c) and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Registrants on or prior to the Closing Date.

          (e) Since the respective dates as of which information is given in the Prospectus other than as set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in any of clauses
(i), (ii) or (iii) of this Section 9(e), in your judgment, is material and adverse and, in your judgment, makes it impracticable or inadvisable to market the Securities on the terms and in the manner contemplated in the Prospectus.

          (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Latham & Watkins, counsel for the Company, to the effect that:

               (i) each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus and to own, lease and operate its properties;

               (ii) each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

               (iii) all the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

               (iv) except as set forth on Schedule 6(f) hereto, all of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and, to the best of such counsel's knowledge after due inquiry, are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any Lien;

               (v) the Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (vi) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (vii) the Guarantees have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of each respective Guarantor, enforceable against each of the Guarantors in accordance with their respective terms except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (viii) this Agreement has been duly authorized, executed and delivered by the Company;

               (ix) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the best of such counsel's knowledge after due inquiry, pending before or contemplated by the Commission;

               (x) The Pledge Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (2) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (xi) the statements under the captions Business--Regulation," "Business--Legal Proceedings," "Description of the Notes" and "Underwriting" in the Prospectus and Item 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

               (xii) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound;

               (xiii) the execution, delivery and performance of this Agreement, the Indenture and the Securities by the Registrants, the compliance by the Registrants with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states or the by-laws or rules of the NASD), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound, (C) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or any of their respective property, (D) result in the imposition or creation of (or the obligation to create or impose) a Lien under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective property is bound or (E) result in the suspension, termination or revocation of any Authorization of the Company or any of its subsidiaries or any other impairment of the rights of the holder of any such Authorization;

               (xiv) to such counsel's knowledge, there are no actions, suits or proceedings pending or threatened against the Company or any of its properties, at law or in equity or before or by any commission, board, body, authority or agency which are required to be described in the Prospectus but are not so described;

               (xv) after due inquiry, such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property is or could be subject that are required to be described in the Registration Statement or the Prospectus and are not so described, or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed as required;

               (xvi) neither the Company nor any of its subsidiaries has violated any Environmental Law or any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

               (xvii) to the best of such counsel's knowledge, after due inquiry, each of the Company and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole; each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole;

               (xviii) none of the Registrants are, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, none of the Registrants will be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

               (xix) to the best of such counsel's knowledge after due inquiry, other than rights granted to ICII pursuant to that certain Registration Rights Agreement, dated as of October 17, 1996 between the Company and ICII, there are no contracts, agreements or understandings between the Registrants and any person granting such person the right to require the Registrants to file a registration statement under the Act with respect to any securities of the Registrants or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement. Notwithstanding the foregoing sentence, ICII shall not have the right to register Securities or to arrange for the registration of Securities under this Registration Statement;

               (xx) (A) each document, if any, filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and other financial data included therein as to which no opinion need be expressed) complied when so filed as to form with Exchange Act, (B) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for the financial statements and other financial data included therein as to which no opinion need be expressed) comply as to form with the Act, (C) such counsel has no reason to believe that at the time the Registration Statement became effective or on the date of this Agreement, the Registration Statement and the Prospectus included therein (except for the financial statements and other financial data as to which such counsel need not express any belief and except for that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (D) such counsel has no reason to believe that the Prospectus, as amended or supplemented, if applicable (except for the financial statements and other financial data, as aforesaid) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (xxi) The delivery to the Trustee in the State of New York of the certificates representing the Securities identified in Schedule I to the Pledge Agreement (the "Pledged Securities"), together with the Pledge Agreement, is effective to create in favor of the Trustee a valid and perfected security interest in the Pledged Securities to secure the obligations of the Registrants to the Trustee set forth in the Pledge Agreement.

          The opinion of Latham & Watkins described above in this Section 9(f) shall be rendered to you at the request of the Company and shall so state therein.

          (g)  In giving such opinions with respect to the matters covered by
Section 9(f)(xvi) above, Latham & Watkins may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but is without independent check or verification except as specified.

          (h) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from KPMG Peat Marwick LLP, independent public accountants, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

          (i) The Notes shall have been rated "____" by Standard & Poor's Corporation and "____" by Moody's Investors Service, Inc.

          (j) The Underwriters shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Registrants and the Trustee.

          (k) The Registrants shall not have failed on or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Registrants on or prior to the Closing Date.

          Section 10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

          This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or could materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion could have a material adverse effect on the financial markets in the United States.

          If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the principal amount of Securities set forth opposite its name in Schedule I bears to the aggregate principal amount of Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Securities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the aggregate principal amount of Securities which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased by all Underwriters and arrangements satisfactory to you and the Company for purchase of such Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Registrants. In any such case which does not result in termination of this Agreement, either you or the Registrants shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          Section 11. Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Registrants, to Southern Pacific Funding Corporation, One Centerpointe Drive, Suite 500, Lake Oswego, Oregon 97035 with copies to Latham & Watkins, 633 West Fifth Street, Suite 3800, Los Angeles, California 90071, Attention: Bryant B. Edwards, Esq. and (ii) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department with copies to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071,

Attention: Nicholas P. Saggese, Esq., or in any case to such other address as the person to be notified may have requested in writing.

          Section 12. Survival. The respective indemnities, contribution agreements, representations, warranties and other statements of the Registrants and the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or directors of any Underwriter, any person controlling any Underwriter, any QIU Indemnified Party, the Registrants, the officers or directors of the Registrants or any person controlling the Registrants, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

          Section 13. Termination. If for any reason the Securities are not delivered by or on behalf of the Registrants as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10 hereof), the Registrants agree, jointly and severally, to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them. Notwithstanding any termination of this Agreement, the Registrants shall be liable for all expenses which they have agreed to pay pursuant to Section 5(j) hereof. The Registrants also agree to reimburse the several Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all fees and expenses (including, without limitation, the fees disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Sections 7 and 8 hereof).

          Section 14. Successors. Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, the Underwriters' directors and officers, any controlling persons referred to herein, QIU Indemnified Parties, the Company's directors and the Company's officers who sign the Registration Statement and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from any of the several Underwriters merely because of such purchase.

          Section 15.  Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, AND THE GUARANTORS, HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING RELATED TO THIS AGREEMENT OR ANY

OF THE MATTERS CONTEMPLATED HEREBY, EACH IRREVOCABLY WAIVES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE COMPANY, ON BEHALF OF ITSELF AND THE SUBSIDIARIES, AND THE GUARANTORS, EACH IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          Section 16. Counterparts. This Agreement may be executed in one or more counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                                         Very truly yours,


                                         SOUTHERN PACIFIC FUNDING CORPORATION


                                         By:
                                            ----------------------------------
                                            Title


                                         HALLMARK AMERICA, INC.


                                         By:
                                            -----------------------------------
                                            Title


                                         OCEANMARK FINANCIAL CORPORATION


                                         By:
                                            ----------------------------------
                                            Title


                                         NATIONAL CAPITAL HOLDINGS, INC.


                                         By:
                                            ----------------------------------
                                            Title

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
MONTGOMERY SECURITIES
SMITH BARNEY INC.

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By  DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


  By
    -----------------------------

                                   SCHEDULE I
                                   ----------

                                                     Principal Amount of
                                                          Securities
Underwriters                                            to be Purchased
------------                                       -----------------------

Donaldson, Lufkin & Jenrette Securities
  Corporation

Montgomery Securities

Smith Barney Inc.



                                         Total
                                                       ------------